March 31, 1997

                           Asset Purchase Agreement #2


This Asset Purchase Agreement (herein this "Agreement") is entered into as of March 31, 1997, among WellTech Eastern, Inc., a Delaware corporation (herein "Buyer"), Key Energy Group, Inc., a Maryland Corporation (herein "Key"), and Kalkaska Construction Service, Inc., a Michigan Corporation, (herein the
"Seller"). Dennis Hogerheide, LaWenda Hogerheide, David Hogerheide and Derek Hogerheide are referred to collectively herein as the "Shareholders" and individually as a "Shareholder."

                              W I T N E S S E T H:

WHEREAS, the Seller desires to sell substantially all of its assets, and Buyer desires to acquire such assets.

NOW,   THEREFORE,   in   consideration   of  the  premises  and  of  the  mutual
representations, warranties, covenants and agreements, and subject to the terms and conditions herein contained, the parties hereto hereby agree as follows:


                         I. Purchase and Sale of Assets

A. Purchase and Sale of the Assets. Subject to the terms and conditions set forth in this Agreement, the Seller hereby agrees to sell, convey, transfer, assign and deliver to Buyer all of the assets of the Seller and those parties listed on Schedule 1.1(a) hereto, (herein "Affiliated Companies"), set forth below (herein "Assets"): the tangible personal property set forth in Schedule 1.1(b) hereto.

A. Consideration for Assets. As consideration for the sale of the Assets to Buyer and for the other covenants and agreements of the Seller and the Shareholders contained herein:

Buyer agrees to pay to Seller on the date hereof the sum of Two Million Dollars ($2,000,000.00) in the form of a cashier's check or bank check or wire transfer of immediately available funds to an account designated by the Seller (the "Cash Consideration").

A. Liabilities. On the date hereof, the Sellers shall be responsible for all liabilities and obligations of the Seller, without limitation, with respect to the Assets as of the date hereof.



                        I. Representations and Warranties
                       of the Sellers and the Shareholder

Representations and Warrantiesof the Sellers and the Shareholder Representations and Warranties of the Seller and the Shareholders. The Seller and each of the Shareholders jointly and severally represent and warrant to Buyer as follows:

1. Organization and Good Standing. Seller and each Affiliated Company is a corporation duly organized, validly existing and in good standing under the laws of its state of organization, has full requisite corporate power and authority to carry on its business as it is currently conducted, and to own and operate the properties currently owned and operated by it, and is duly qualified or licensed to do business and is in good standing as a foreign corporation authorized to do business in all jurisdictions in which the character of the properties owned or the nature of the business conducted by it would make such qualification or licensing necessary except where the failure to so qualify would not have a material adverse effect on the business of Seller.

1. Agreements Authorized and their Effect on Other Obligations. The execution and delivery of this Agreement have been authorized by all necessary corporate and shareholder action on the part of the Seller and Affiliated Companies, and this Agreement is the valid and binding obligation of the Seller and each of the Shareholders enforceable (subject to normal equitable principals) against each of such parties in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, debtor relief or similar laws affecting the rights of creditors generally. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, will not conflict with or result in a violation or breach of any term or provision of, nor constitute a default under (i) the charter or bylaws (or other organizational documents) of the Seller or Affiliated Companies, (ii) any obligation, indenture, mortgage, deed of trust, lease, contract or other agreement to which the Seller, Affiliated Companies or the Shareholders is a party or by which the Seller, Affiliated Companies or the Shareholders or their respective properties are bound; or (iii) any provision of any law, rule, regulation, order, permits, certificate, writ, judgment, injunction, decree, determination, award or other decision of any court, arbitrator, or other governmental authority to which the Seller, Affiliated Companies or the Shareholders or any of their respective properties are subject.
Schedule 2.1.2. hereto contains a complete list of all shareholders of Seller as of the Closing Date.

1. Title to and Condition of Assets. The Seller has good, indefeasible and marketable title to all of the Assets, free and clear of any Encumbrances (defined below). All of the Assets are in a state of good operating condition and repair, ordinary wear and tear excepted, and are free from any known defects except (i) as may be repaired by routine maintenance and such minor defects as to not substantially interfere with the continued use thereof in the conduct of normal operations, or (ii) as otherwise set forth in the Appraisal by Superior Appraisals dated July 23, 1996, or (iii) if the Asset is not included in the Appraisal by Superior Appraisals dated July 23, 1996, then such Asset is acquired in an "as is" condition. All of the Assets conform to all applicable laws governing their use. Except as set forth on Schedule 2.1.3 hereto, no notice of any violation of any law, statute, ordinance, or regulation relating to any of the Assets has been received by the Seller, any of the Affiliated Companies or any of the Shareholders, except such as have been fully complied with. The term "Encumbrances" means all liens, security interests, pledges, mortgages, deeds of trust, claims, rights of first refusal, options, charges, restrictions or conditions to transfer or assignment, liabilities, obligations, privileges, equities, easements, rights of way, limitations, reservations, restrictions, and other encumbrances of any kind or nature.

1. Bulk Sales Act Not Applicable. Neither the Seller nor any of the Affiliated Companies are, or were, in the business of selling merchandise from stock or manufacturing what it sells.

1. Absence of Certain Changes and Events. Other than as a result of the transactions contemplated by this Agreement and except as set forth in Schedule
2.1.5 hereto, since the Balance Sheet Date, there has not been:

(1) Financial Change. Any adverse change in the Assets, the Businesses or the financial condition, operations, liabilities or prospects of the Seller;

(1) Property Damage. Any damage, destruction, or loss to any of the Assets or the Businesses (whether or not covered by insurance);

(1) Waiver. Any waiver or release of a material right of or claim held by the Seller;

(1) Change in Assets. Any acquisition, disposition, transfer, encumbrance, mortgage, pledge or other encumbrance of any asset of the Seller other than in the ordinary course of business;

(1) Labor Disputes. Any labor disputes between the Seller and its employees; or

(1) Other Changes. Any other event or condition known to the Seller or any of the Shareholders that particularly pertains to and has or might have an adverse effect on the Assets, the operations of the Businesses or the financial condition or prospects of the Seller.

1. Necessary Consents. The Seller has obtained and delivered to Buyer all consents to assignment or waivers thereof required to be obtained from any governmental authority or from any other third party in order to validly transfer the Assets hereunder.

2. Environmental Matters. None of the current or past operations of the Businesses of the Seller or any of the Assets are being or have been conducted or used in such a manner as to constitute a violation of any Applicable Environmental Laws (defined below), except to the extent that the Seller caused the environmental conditions as set forth in Schedule 2.1.7 (a). Neither the Seller nor any of the Affiliated Companies nor any of the Shareholders have received any notice (whether formal or informal, written or oral) from any entity, governmental agency or individual regarding any existing, pending or threatened investigation or inquiry related to violations of any Applicable Environmental Laws or regarding any claims for remedial obligations or contribution for removal costs or damages under any Applicable Environmental Laws. There are no writs, injunction decrees, orders or judgments outstanding, or lawsuits, claims, proceedings or investigations pending or, to the knowledge of the Seller, any of the Affiliated Companies or any of the Shareholders,
threatened relating to the ownership, use, maintenance or operation of the Assets or the conduct of the Businesses, nor, to the knowledge of the Seller, any of the Affiliated Companies or any of the Shareholders, is there any basis for any of the foregoing. Buyer is not required to obtain any permits, licenses or similar authorizations pursuant to any Applicable Environmental Laws in effect as of the date hereof to operate and use any of the Assets for their current or proposed purposes and uses. To the knowledge of the Seller, any of the Affiliated Companies or any of the Shareholders, the Assets include all environmental and pollution control equipment necessary for compliance with all Applicable Environmental Laws. Except as set forth in Schedule 2.1.7 (b) hereto, no Hazardous Materials (defined below) have been or are currently being used by the Seller or any of the Affiliated Companies in the operation of the Assets. Except as set forth in Schedule 2.1.7 (b) hereto, no Hazardous Materials are or have ever been situated on or under any of the properties of Seller or any of the Affiliated Companies, whether owned or leased, or incorporated into any of the Assets. Except as set forth in Schedule 2.1.7 (b) hereto, to the knowledge of the Seller, any of the Affiliated Companies or any of the Shareholders, there are no, and there have never been any, underground storage tanks (as defined under Applicable Environmental Laws) located under any of the properties of Seller or any of the Affiliated Companies, whether owned or leased. The term "Applicable Environmental Laws" means any applicable federal, state or local law, statute, ordinance, rule, regulation, order or notice requirement pertaining  to human  health,  the  environment,  or to the storage,  treatment, discharge, release or disposal of hazardous wastes or hazardous substances, including, without limitation (i) the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. ss.ss.9601 et seq.), as amended from time to time, including, without limitation, as amended pursuant to the Superfund Amendments and Reauthorization Act of 1986 ("CERCLA"), and regulations promulgated thereunder, (ii) the Resources Conservation and Recovery Act of 1976 (42 U.S.C. ss.ss.6901 et seq.), as amended from time to time ("RCRA"), and regulations promulgated thereunder, (iii) the Federal Water Pollution Control Act (U.S.C.A. ss.9601 et seq.), as amended, and regulations promulgated thereunder, and (iv) any applicable state laws or regulations relating to the environment. The term "Hazardous Materials" means (x) asbestos, polychlorinated biphenyls, urea formaldehyde, lead based paint, radon gas, petroleum, oil, solid waste, pollutants and contaminants, and (y) any chemicals, materials, wastes or substances that are defined, regulated, determined or identified as toxic or hazardous in any Applicable Environmental Laws, including, but not limited to, substances defined as "hazardous substances," "hazardous materials," or "hazardous waste" in CERCLA, RCRA, the Hazardous Materials Transportation Act (49 U.S.C. ss. 1801, et seq.), or comparable state and local statutes or in the regulations adopted and publications promulgated pursuant to said statutes.

1. Investigations; Litigation. No investigation or review by any governmental entity with respect to the Seller or any of the Affiliated Companies or any of the transactions contemplated by this Agreement is pending or, to the knowledge of the Seller, any of the Affiliated Companies or any of the Shareholders, threatened, nor has any governmental entity indicated to the Seller, any of the Affiliated Companies or any of the Shareholders an intention to conduct the same. Except as set forth in Schedule 2.1.8 hereto, there is no suit, action, or legal, administrative, arbitration, or other proceeding or governmental investigation pending to which the Seller, any of the Affiliated Companies or any of the Shareholders is a party or, to the knowledge of the Seller, any of the Affiliated Companies or any of the Shareholders, might become a party or which particularly affects the Assets. Neither Seller nor any of the Affiliated Companies nor any of the Shareholders know of any claims that any of its officers, employees or agents have violated any state or federal civil rights law including the Michigan Elliott-Larsen Civil Rights Act.

1. Absence of Certain Business Practices. Neither Seller nor any of the Affiliated Companies nor any officer, employee or agent of the Seller or any of the Affiliated Companies, or any other person acting on behalf of the Seller or any of the Affiliated Companies, have, directly or indirectly, within the past five years, given or agreed to give any gift or similar benefit to any customer, supplier, government employee or other person who is or may be in a position to help or hinder the profitable conduct of the Businesses or the profitable use of the Assets, (or to assist the Seller or any of the Affiliated Companies in connection with any actual or proposed transaction) which if not given in the past, might have had a material adverse effect on the profitable conduct of the Businesses or the profitable use of the Assets, or if not continued in the future, might materially adversely affect the profitable conduct of the Businesses or the profitable use of the Assets.

1. Solvency. The Seller is not now insolvent, nor will the Seller be rendered insolvent by the occurrence of the transactions contemplated by this Agreement. The term "insolvent", with respect to the Seller, means that the sum of the present fair and saleable value of Seller's assets does not and will not exceed its debts and other probable liabilities, and the term "debts" includes any legal liability whether matured or unmatured, liquidated or unliquidated, absolute fixed or contingent, disputed or undisputed or secured or unsecured.

1. Untrue Statements. The Seller has made available to Buyer true, complete and correct copies of all contracts, documents concerning all litigation and administrative proceedings, licenses, permits, insurance policies, lists of suppliers and customers, and records relating principally to the Businesses and the Assets, and such information covers all commitments and liabilities of Buyer relating principally to the Businesses and the Assets. This Agreement does not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements made herein and therein not misleading in any material respect.

1. Prior Owners of Assets. At closing all of the Assets will be conveyed by Seller to Buyer. The name of each business entity (together with its Federal I.D. #) affiliated with Seller or any of the Shareholders that during the past six years owned any of the Assets to be conveyed to Buyer are:
                           Kalkaska Production, Inc.          38-2451482
                           Kalkaska Oilfield Services, Inc.   38-3083604
                           BMG                                38-2916483
                           W & J Enterprises, Inc.            38-2836574
                           Kalkaska Consolidated Crane, Inc.  38-3228156

1. Finder's Fee. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Seller, the Shareholders and their counsel directly with Buyer and its counsel, without the intervention of any other person in such manner as to give rise to any valid claim against any of the parties hereto for a brokerage commission, finder's fee or any similar payment.


                 I. Representations and Warranties of Buyer and
                                       Key

A. Representations and Warranties of Buyer. Buyer represents and warrants to Seller and the Shareholders as follows:

1. Organization and Standing. Buyer is a corporation duly organized, validly existing, and in good standing under the laws of Delaware, has full requisite corporate power and authority to carry on its business as it is currently conducted, and to own and operate the properties currently owned and operated by it, and is duly qualified or licensed to do business and is in good standing as a foreign corporation authorized to do business in all jurisdictions in which the character of the properties owned or the nature of the business conducted by it would make such qualification or licensing necessary except where the failure to so qualify would not have a material adverse affect on the business of Buyer.

1. Agreement Authorized and its Effect on Other Obligations. The execution and delivery of this Agreement have been authorized by all necessary corporate action on the part of Buyer, and this Agreement is the valid and binding obligation of Buyer, enforceable (subject to normal equitable principals)
against Buyer in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, debtor relief or similar laws affecting the rights of creditors generally. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a violation or breach of any term or provision of, nor constitute a default under (i) the charter or bylaws of Buyer; (ii) any obligation, indenture, mortgage, deed of trust, lease, contract or other agreement to which Buyer is a party or by which Buyer or its properties are bound; or (iii) any provision of any law, rule, regulation, order, permits, certificate, writ, judgment, injunction, decree, determination, award or other decision of any court, arbitrator or other governmental authority to which Buyer or any of its properties are subject.

1. Finder's Fee. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Buyer and its counsel directly with Seller, the Shareholders and their counsel, without the intervention of any other person as the result of any act of Buyer in such a manner as to give rise to any valid claim against any of the parties hereto for any brokerage commission, finder's fee or any similar payment.

A. Representations and Warranties of Key. Key represents and warrants to Seller and each of the Shareholders as follows:

1. Organization and Standing. Key is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, has full requisite corporate power and authority to carry on its business as it is currently conducted, and to own and operate the properties currently owned and operated by it, and is duly qualified or licensed to do business and is in good standing as a foreign corporation authorized to do business in all jurisdictions in which the character of the properties owned or the nature of the business conducted by it would make such qualification or licensing necessary except where the failure to so qualify would not have a material adverse affect on the business of Buyer.

1. Agreement Authorized and its Effect on Other Obligations. The execution and delivery of this have been authorized by all necessary corporate action on the part of Key, and this Agreement is the valid and binding obligation of Key, enforceable (subject to normal equitable principals) against Key in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, debtor relief or similar laws affecting the rights of creditors generally. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a violation or breach of any term or provision of, nor constitute a default under (i) the charter or bylaws of Key; (ii) any obligation, indenture, mortgage, deed of trust, lease, contract or other agreement to which Key is a party or by which Key or its properties are bound; or (iii) any provision of any law, rule, regulation, order, permits, certificate, writ, judgment, injunction, decree, determination, award or other decision of any court, arbitrator or other governmental authority to which Key or any of its properties is subject.

1. Finder's Fee. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried on by Key and its counsel directly with Seller, the Shareholders and their counsel, without the intervention by any other person as the result of any act of Key in such a manner as to give rise to any valid claim against any of the parties hereto for any brokerage commission, finder's fee or any similar payments.


                                   I. Closing

A. Closing Date. Consummation of the sale and the purchase contemplated by this Agreement shall take place on the date hereof at the offices of Brandt, Fisher, Alward & Roy, P.C.

A. Duties of Seller and the Shareholders at Closing. Contemporaneously with the performance by Buyer and Key of their obligations to be performed at the Closing, Seller and each of the Shareholders agree to, and shall deliver to Buyer at the Closing the following:

(1) Bills of Sale conveying all of the Assets to Buyer sufficient to convey, transfer to, and vest in Buyer, good and marketable title to all rights in the Assets, free and clear of any and all Encumbrances;

(1) Duly endorsed Certificates of Title conveying from Seller to Buyer all of those Assets for which a Certificate of Title is issued or required by an applicable governmental entity sufficient to convey, transfer to, and vest in Buyer, good and marketable title to all rights in those Assets, free and clear of any and all Encumbrances;

(1) A legal opinion from Seller's counsel in a form acceptable to Buyer; and

(1) Such other items that Buyer deems necessary or convenient to effect the transactions contemplated hereby.

A. Duties of Buyer and Key at Closing. Contemporaneously with the performance by Seller and each of the Shareholders of their obligations to be performed at the Closing, Buyer and Key agree to, and shall deliver to Seller at the Closing the following:

(1) The Cash Consideration;

(1) A legal opinion from Buyer's counsel in a form acceptable to Seller; and

(1) Such other items that Seller deems necessary or convenient to effect the transactions contemplated hereby.


                            I. Additional Agreements

Additional Agreements Allocation of Purchase Price. The parties hereto agree to allocate the purchase price paid by Buyer for the Assets hereunder as set forth on Schedule 5.1 hereto, and shall report this transaction for federal income tax purposes in accordance with the allocation so agreed upon. The parties hereto for themselves and for their respective successors and assigns covenant and agree that they will file coordinating Form 8594's in accordance with Section 1060 of the Internal Revenue Code of 1986, as amended, with their respective income tax returns for the taxable year that includes the date hereof.

A. Possession of Tangible Personal Property and Inventories. Possession of the Assets shall be deemed to have passed from Seller to Buyer on the date hereof. All Tangible Personal Property and Inventories shall be delivered on the date hereof to Buyer at Seller's sole cost and expense.

A. Proration of Expenses. The parties further agree that the following obligations shall be prorated as follows:

(1) All utility charges incurred by Sellers in the Businesses prior to the date of Closing shall be paid by Seller. The Buyer shall be responsible for the utility charges incurred by the Assets and/or Businesses purchased by Buyer after the date hereof.

(1) The Seller shall pay a prorata share of the personal property taxes for the Assets sold by the Seller to Buyer for all years prior to the Closing and a prorata share of all such taxes for 1997, prorated to the date hereof, in accordance with the standards of practice in Kalkaska County, Michigan. If the actual taxes for the current year are not known as of the date hereof, the apportionment of taxes shall be upon the basis of taxes for the immediate preceding year, provided that, if taxes for the current year are thereafter determined to be more or less for the taxes for the preceding year (after any appeal of the assessed valuation thereof is concluded), Seller and Buyer promptly shall adjust the proration of such taxes and Seller and/or Buyer, as the case may be, shall pay to the other any amount required as a result of such adjustment and as a covenant shall survive the Closing.

(1) The Seller shall pay all taxes, whether federal, state or local, assessed against the Assets or the Businesses for that period of time prior to the date hereof, including any and all sales taxes, use taxes, unemployment compensation taxes or taxes arising out of the fact that Seller hired employees.

(1) All other costs or expenses arising out of the Assets or the Businesses prior to the date hereof.

A. Further Assurances. From time to time, as and when requested by any party hereto, any other party hereto shall execute and deliver, or cause to be executed and delivered, such documents and instruments and shall take, or cause to be taken, such further or other actions as may be reasonably necessary to effect the transactions contemplated hereby.


                               I. Indemnification

Indemnification Indemnification by the Seller and the Shareholders. In addition to any other remedies available to Buyer under this Agreement, or at law or in equity, the Seller and each of the Shareholders shall, jointly and severally, indemnify, defend and hold harmless Buyer and its officers, directors, employees, agents and stockholders, against and with respect to any and all claims, costs, damages, losses, expenses, obligations, liabilities, recoveries, suits, causes of action and deficiencies, including interest, penalties and reasonable attorneys' fees and expenses (collectively, the "Damages") that such indemnitee shall incur or suffer, which arise, result from or relate to (i) any breach of, or failure by the Seller, any of the Affiliated Companies or any of the Shareholders to perform, their respective representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or delivered to Buyer by the Seller, the Affiliated Companies or each of the Shareholders under this Agreement; and (ii) the Retained Liabilities. Notwithstanding these provisions, the Buyer shall have no claim against the Seller or the Shareholders for the first Ten Thousand Dollars worth of Damages pursuant to this Section 8.1. In addition, the Seller and the Shareholders' total liability for Damages pursuant to this Section 8.1 shall not exceed Eight Million Eight Hundred Thousand Dollars (herein "Indemnification Cap"). In determining if the Indemnification Cap has been reached, Seller and Shareholders shall be entitled to aggregate any indemnification paid by Seller or Shareholders pursuant to (a) this Agreement,
(b) a separate Asset Purchase Agreement between Buyer and Kalkaska Construction Service, Inc. dated March 31, 1997, and closed simultaneously with this Agreement, and (c) a Stock Purchase Agreement between the Buyer and Shareholders dated March 31, 1997, and closed simultaneously with this Agreement.

A. Indemnification by Buyer and Key. In addition to any other remedies available to Seller under this Agreement, or at law or in equity, Buyer and Key shall, jointly and severally, indemnify, defend and hold harmless each of the Shareholders and the Seller and its officers, directors, employees and agents against and with respect to any and all Damages that such indemnitees shall incur or suffer, which arise, result from or relate to any breach of, or failure by Buyer or Key to perform any of its representations, warranties, covenants or agreements in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or delivered to Seller by or on behalf of Buyer or Key under this Agreement.

A. Indemnification Procedure. If any party hereto discovers or otherwise becomes aware of an indemnification claim arising under Section 6.1 or 6.2 of this Agreement, such indemnified party shall give written notice to the indemnifying party, specifying such claim, and may thereafter exercise any remedies available to such party under this Agreement; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of any obligations hereunder, to the extent the indemnifying party is not materially prejudiced thereby. Further, promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Article 6, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of any obligations hereunder, to the extent the indemnifying party is not materially prejudiced thereby. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after such notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof unless the indemnifying party has failed to assume the defense of such claim and to employ counsel reasonably satisfactory to such indemnified person. An indemnifying party who elects not to assume the defense of a claim shall not be liable for the fees and expenses of more than one counsel in any single jurisdiction for all parties indemnified by such indemnifying party with respect to such claim or with respect to claims separate but similar or related in the same jurisdiction arising out of the same general allegations. Notwithstanding any of the foregoing to the contrary, the indemnified party will be entitled to select its own counsel and assume the defense of any action brought against it if the indemnifying party fails to select counsel reasonably satisfactory to the indemnified party, the expenses of such defense to be paid by the indemnifying party. No indemnifying party shall consent to entry of any judgment or enter into any settlement with respect to a claim without the consent of the indemnified party, which consent shall not be unreasonably withheld, or unless such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability with respect to such claim. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action, the defense of which has been assumed by an indemnifying party, without the consent of such indemnifying party, which consent shall not be unreasonably withheld.


                                I. Miscellaneous

A. Survival of Representations, Warranties and Covenants. All representations, warranties, covenants and agreements made by the parties hereto shall survive indefinitely without limitation, notwithstanding any investigation made by or on behalf of any of the parties hereto. All statements contained in any certificate, schedule, exhibit or other instrument delivered pursuant to this Agreement shall be deemed to have been representations and warranties by the respective party or parties, as the case may be, and shall also survive without limitation despite any investigation made by any party hereto or on its behalf.

A. Entirety. This Agreement embodies the entire agreement among the parties with respect to the subject matter hereof, and all prior agreements between the parties with respect thereto are hereby superseded in their entirety.

A. Counterparts. Any number of counterparts of this Agreement may be executed and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one instrument.

A. Notices and Waivers. Any notice or waiver to be given to any party hereto shall be in writing and shall be delivered by courier, sent by facsimile transmission or first class registered or certified mail, postage prepaid, return receipt requested.

If to Buyer
Addressed to:                               With a copy to:
WellTech Eastern, Inc.                      Key Energy Group, Inc.
Kenneth C. Hill                             Two Tower Center, Tenth Floor
5976 Venture Way                            East Brunswick, New Jersey 08816
Mt. Pleasant, Michigan 48858                Attn: General Counsel
Facsimile: (517) 773-0229                   Facsimile:  (908) 247-5148

                                                       and

                                            Steven W. Martineau
                                            Lynch, Gallagher, Lynch &
                                            Martineau, P.L.L.C.
                                            555 N. Main St., P.O. Box 446
                                            Mt. Pleasant, Michigan 48804-0446
                                            Facsimile: (517) 773-2107

If to a Seller or a Shareholder

Addressed to:                               With a copy to:
Kalkaska Construction, Inc.                 Donald Brandt
418 S. Maple                                Brandt, Fisher, Alward & Roy, P.C.
Kalkaska, Michigan 49646                    401 Munson Avenue, P.O. Box 5817
Attn: Dennis Hogerheide                     Traverse City, Michigan 49696-5817
Facsimile: (616) 258-6113                   Facsimile: (616) 941-9568

Any communication so addressed and mailed by first-class registered or certified mail, postage prepaid, with return receipt requested, shall be deemed to be received on the third business day after so mailed, and if delivered by courier or facsimile to such address, upon delivery during normal business hours on any business day.

A. Captions. The captions contained in this Agreement are solely for convenient reference and shall not be deemed to affect the meaning or interpretation of any article, section, or paragraph hereof.

A. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of and be enforceable by the successors and assigns of the parties hereto.

A. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants and restrictions shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, void or unenforceable.

A. Applicable Law. This Agreement shall be governed by and construed and enforced in accordance with the applicable laws of the State of Michigan.


                            [SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the Shareholders have executed this Agreement and the other parties hereto have caused this Agreement to be signed in their respective corporate names by their respective duly authorized representatives, all as of the day and year first above written.
                                     WELLTECH EASTERN, INC.


                                     By:
                                     Name:
                                     Title:


                                     KEY ENERGY GROUP, INC.


                                     By:
                                     Name:
                                     Title:


                                     KALKASKA CONSTRUCTION SERVICE, INC.


                                     By:
                                     Name:
                                     Title:


                                     THE SHAREHOLDERS:


                                     ----------------------------------
                                     Dennis Hogerheide

                                     ----------------------------------
                                     LaWenda Hogerheide

                                     ----------------------------------
                                     David Hogerheide

                                     ----------------------------------
                                     Derek Hogerheide

                                 SCHEDULE 1.1(a)

                              Affiliated Companies

Kalkaska Production, Inc.

BMG, Inc.

W & J Enterprises, Inc.


                                 SCHEDULE 1.1(b)

                                     Assets


                                 SCHEDULE 2.1.2

                              List of Shareholders


Dennis Hogerheide, LaWenda Hogerheide, David Hogerheide and Derek Hogerheide


                                 SCHEDULE 2.1.3

                               Condition of Assets


None.


                                 SCHEDULE 2.1.5

                                     Changes


None except as otherwise set forth in any Schedule to this Asset Purchase Agreement.







                                SCHEDULE 2.1.7(a)

                            Environmental Conditions


None except as set forth in Schedule 3.20 attached to a Stock Purchase Agreement between the Buyer and the Shareholders, said Stock Purchase Agreement being closed simultaneously with this Asset Purchase Agreement.

                                SCHEDULE 2.1.7(b)

                    Hazardous Materials Being Used by Seller


None except that the Seller hauls brine and other oilfield related substances which may or may not contain Hazardous Materials.

                                 SCHEDULE 2.1.8

                            Investigations/Litigation


None.


                                  SCHEDULE 5.1

                        Allocation of the Purchase Price